EXHIBIT 31.1

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Richard Battista, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Time Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2017	By:	/s/ RICHARD BATTISTA

Richard Battista

President and Chief Executive Officer

(Principal Executive Officer)